Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Six Months Ended
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	6/30/2015	6/30/2014
Condensed Income Statement
Interest income	$11,348	$10,090	10,367	9,906	9,926	21,438	19,204
Interest expense	748	762	844	911	920	1,510	1,835
Net interest income	10,600	9,328	9,523	8,995	9,006	19,928	17,369
Provision for loan losses	677	69	193	401	255	746	336
Net interest income after provision	9,923	9,259	9,330	8,594	8,751	19,182	17,033
Non-interest income	2,831	2,306	2,449	2,315	2,301	5,137	4,378
Non-interest expense	8,426	7,649	7,334	7,238	7,600	16,075	16,272
Income before income taxes	4,328	3,916	4,445	3,671	3,452	8,244	5,139
Provision for income taxes	1,205	1,082	1,228	953	841	2,287	1,205
Net income	$3,123	2,834	3,217	2,718	2,611	5,957	3,934

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16	0.32	0.32
Basic earnings per share	$0.33	0.30	0.34	0.30	0.28	0.63	0.42
Diluted earnings per share	$0.32	0.30	0.34	0.29	0.28	0.62	0.42
Book value per share	$13.91	13.80	13.50	13.24	13.18	13.91	13.18
Tangible book value per share	$10.33	10.40	10.08	9.80	9.73	10.33	9.73
Average basic shares outstanding	9,694,732	9,312,636	9,306,382	9,299,691	9,293,382	9,504,739	9,290,905
Average diluted shares outstanding	9,804,728	9,410,774	9,403,013	9,405,013	9,402,343	9,609,050	9,407,964
Shares outstanding at period end	9,896,904	9,317,583	9,311,318	9,305,208	9,298,270	9,896,904	9,298,270

Selected Financial Ratios
Return on average assets	1.03%	1.02%	1.14%	0.95%	0.91%	1.02%	0.72%
Return on average equity	9.21%	9.01%	10.18%	8.71%	8.60%	9.11%	6.57%
Dividend payout ratio	48.48%	53.33%	47.06%	53.33%	57.14%	50.79%	76.19%
Net interest margin (tax equivalent)	3.95%	3.83%	3.82%	3.57%	3.59%	3.89%	3.62%
Efficiency ratio (tax equivalent)	61.08%	63.90%	59.48%	61.97%	65.26%	62.39%	72.58%

Selected Balance Sheet Items
Investment securities and stock	$378,651	329,429	314,074	322,341	357,567

Loans:
Commercial and industrial	$47,958	36,447	35,424	34,997	38,919
Commercial, secured by real estate	399,551	381,371	379,141	371,533	377,806
Residential real estate	273,249	255,926	254,087	248,113	243,966
Consumer	19,718	17,296	18,006	19,305	20,015
Agricultural	13,434	9,816	11,472	9,249	8,466
Other, including deposit overdrafts	638	678	680	2,651	2,594
Deferred net origination costs (fees)	188	151	146	67	(47)
Loans, gross	754,736	701,685	698,956	685,915	691,719
Less allowance for loan losses	2,879	2,837	3,121	3,298	3,394
Loans, net	$751,857	698,848	695,835	682,617	688,325

Total assets	$1,249,363	1,129,497	1,108,066	1,123,356	1,151,109
Total deposits	1,084,033	973,725	946,205	956,633	986,824
Short-term borrowings	12,731	13,454	16,645	24,954	23,523
Long-term debt	6,085	6,153	11,357	11,432	11,506
Total shareholders’ equity	137,698	128,576	125,695	123,179	122,584

	Three Months Ended					Six Months Ended
	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	6/30/2015	6/30/2014
Selected Balance Sheet Items, continued
Tangible common equity (TCE)	$101,694	96,340	93,277	90,579	89,800
Tangible common assets (TCA)	1,213,359	1,097,261	1,075,648	1,090,756	1,118,325
TCE/TA	8.38%	8.78%	8.67%	8.30%	8.03%
Loans to deposit ratio	69.62%	72.06%	73.87%	71.70%	70.10%
Equity to assets ratio	11.02%	11.38%	11.34%	10.97%	10.65%

Selected Average Balance Sheet Items
Investment securities and stock	$360,750	313,279	311,395	348,469	347,837	337,146	325,438

Loans	$737,021	699,959	694,185	688,972	685,581	718,592	666,663
Less allowance for loan losses	2,865	2,870	3,075	3,288	3,367	2,868	3,369
Net loans	$734,156	697,089	691,110	685,684	682,214	715,724	663,294

Total assets	$1,220,938	1,125,326	1,123,949	1,140,922	1,145,300	1,173,307	1,108,454
Total deposits	1,057,818	969,658	967,505	976,109	991,809	1,013,982	957,123
Short-term borrowings	12,803	13,824	12,217	22,547	13,601	13,310	12,215
Long-term debt	6,108	6,598	11,382	11,457	11,531	6,352	11,675
Total shareholders’ equity	136,003	127,608	125,302	123,807	121,725	131,829	120,847

Asset Quality
Net charge-offs	$636	352	370	496	232
Other real estate owned	1,364	1,364	1,370	1,460	1,906
Non-accrual loans	1,961	3,972	5,599	6,264	6,243
Loans past due 90 days or more and still accruing	128	355	203	111	130
Total nonperforming loans	$2,089	4,327	5,802	6,375	6,373
Net charge-offs to average loans	0.35%	0.20%	0.21%	0.29%	0.14%
Allowance for loan losses to total loans	0.38%	0.40%	0.45%	0.48%	0.49%
Nonperforming loans to total loans	0.28%	0.62%	0.83%	0.93%	0.92%
Nonperforming assets to total assets	0.28%	0.50%	0.65%	0.70%	0.72%

Assets Under Management
LCNB Corp. total assets	$1,249,363	1,129,497	1,108,066	1,123,356	1,151,109
Trust and investments (fair value)	272,209	264,122	258,266	255,409	267,857
Mortgage loans serviced	117,204	116,534	120,433	123,792	128,855
Business cash management	6,628	5,839	5,811	5,846	6,307
Brokerage accounts (fair value)	144,186	141,439	132,823	127,303	126,069
Total assets managed	$1,789,590	1,657,431	1,625,399	1,635,706	1,680,197

Non-GAAP Financial Measures
Accreted income on acquired loans	$1,348	326	442	375	361	1,674	736

Net income	$3,123	2,834	3,217	2,718	2,611	5,957	3,934
Less (add) net gain (loss) on sales of securities, net of tax	146	73	37	64	0	219	(3)
Add merger-related expenses, net of tax	363	50	26	3	46	429	899
Core net income	$3,340	2,811	3,206	2,657	2,657	6,167	4,836
Basic core earnings per share	$0.34	0.30	0.34	0.29	0.29	0.65	0.52
Diluted core earnings per share	$0.34	0.30	0.34	0.28	0.28	0.64	0.51
Adjusted return on average assets	1.10%	1.01%	1.13%	0.92%	0.93%	1.06%	0.88%
Adjusted return on average equity	9.85%	8.86%	10.06%	8.44%	8.67%	9.43%	8.02%
Core efficiency ratio (tax equivalent)	58.23%	63.91%	59.48%	62.46%	64.66%	60.88%	66.50%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	June 30, 2015 (Unaudited)	December 31, 2014
ASSETS:
Cash and due from banks	$21,195	14,235
Interest-bearing demand deposits	6,718	1,610
Total cash and cash equivalents	27,913	15,845
Investment securities:
Available-for-sale, at fair value	347,860	285,365
Held-to-maturity, at cost	24,677	22,725
Federal Reserve Bank stock, at cost	2,476	2,346
Federal Home Loan Bank stock, at cost	3,638	3,638
Loans, net	751,857	695,835
Premises and equipment, net	22,591	20,733
Goodwill	30,187	27,638
Core deposit and other intangibles	5,817	4,780
Bank owned life insurance	22,250	21,936
Other assets	10,097	7,225
TOTAL ASSETS	$1,249,363	1,108,066
LIABILITIES:
Deposits:
Noninterest-bearing	$228,743	213,303
Interest-bearing	855,290	732,902
Total deposits	1,084,033	946,205
Short-term borrowings	12,731	16,645
Long-term debt	6,085	11,357
Accrued interest and other liabilities	8,816	8,164
TOTAL LIABILITIES	1,111,665	982,371
SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 12,000,000 shares, issued 10,650,531 and 10,064,945 shares at June 30, 2015 and December 31, 2014, respectively	76,607	67,181
Retained earnings	72,281	69,394
Treasury shares at cost, 753,627 shares at June 30, 2015 and December 31, 2014	(11,665)	(11,665)
Accumulated other comprehensive loss, net of taxes	475	785
TOTAL SHAREHOLDERS' EQUITY	137,698	125,695
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,249,363	1,108,066

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
INTEREST INCOME:
Interest and fees on loans	$9,492	8,144	18,032	15,840
Interest on investment securities –
Taxable	1,033	1,026	1,889	1,917
Non-taxable	702	657	1,355	1,303
Other short-term investments	121	99	162	144
TOTAL INTEREST INCOME	11,348	9,926	21,438	19,204
INTEREST EXPENSE:
Interest on deposits	671	814	1,353	1,623
Interest on short-term borrowings	4	5	8	8
Interest on long-term debt	73	101	149	204
TOTAL INTEREST EXPENSE	748	920	1,510	1,835
NET INTEREST INCOME	10,600	9,006	19,928	17,369
PROVISION FOR LOAN LOSSES	677	255	746	336
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,923	8,751	19,182	17,033
NON-INTEREST INCOME:
Trust income	852	728	1,652	1,383
Service charges and fees on deposit accounts	1,234	1,252	2,341	2,374
Net gain (loss) on sales of securities	221	—	332	(4)
Bank owned life insurance income	155	170	314	342
Gains from sales of mortgage loans	219	53	254	68
Other operating income	150	98	244	215
TOTAL NON-INTEREST INCOME	2,831	2,301	5,137	4,378
NON-INTEREST EXPENSE:
Salaries and employee benefits	4,381	3,956	8,671	7,874
Equipment expenses	302	345	590	639
Occupancy expense, net	584	514	1,179	1,165
State franchise tax	250	239	502	483
Marketing	220	197	383	329
Amortization of intangibles	175	148	321	274
FDIC insurance premiums	145	160	296	309
Merger-related expenses	522	70	592	1,362
Other non-interest expense	1,847	1,971	3,541	3,837
TOTAL NON-INTEREST EXPENSE	8,426	7,600	16,075	16,272
INCOME BEFORE INCOME TAXES	4,328	3,452	8,244	5,139
PROVISION FOR INCOME TAXES	1,205	841	2,287	1,205
NET INCOME	$3,123	2,611	5,957	3,934

Dividends declared per common share	$0.16	0.16	0.32	0.32
Earnings per common share:
Basic	$0.33	0.28	0.63	0.42
Diluted	0.32	0.28	0.62	0.42
Weighted average common shares outstanding:
Basic	9,694,732	9,293,382	9,504,739	9,290,905
Diluted	9,804,728	9,402,343	9,609,050	9,407,964